VALENZUELA CAPITAL TRUST


                                  ANNUAL REPORT
                              FOR THE PERIOD ENDING
                               SEPTEMBER 30, 2000


                              VAL CAP MID CAP FUND

                             VAL CAP SMALL CAP FUND

                            VALENZUELA CAPITAL TRUST
                           VAL CAP FUNDS FOR INVESTORS

                ANNUAL REPORT FOR PERIOD ENDED SEPTEMBER 30, 2000

CHAIRMAN'S LETTER

The Val Cap Funds have had a particularly good experience during the past year. Both the Val Cap Mid Cap Fund and the Val Cap Small Cap Fund performed very strongly against their relevant indices. I thank all of the stakeholders in our new family of funds who contributed to our successful launch.

While we hope that this new fiscal year will be as successful as last year, we are sanguine that the environment in which we will be investing will be more difficult. As the year 2000 comes to an end, the economy has shifted into a slower growth mode than we experienced during the first half of the year in which the economy exhibited unusual robust growth. Not surprisingly, the Federal Reserve continued raising interest rates in an effort to decelerate economic growth, and by the third quarter, the medicine began to be effective. As a result, investor concern has shifted to the risks associated with economic deceleration. Added to that were genuine concerns about the impact that higher energy prices would have on the running bull market. On one hand, rising energy prices act as a "tax" on consumers and businesses, with oil producers the beneficiary. On the other hand, energy is a primary commodity, and sharp increases in price of energy inputs result in higher overall prices in time. The combination of a "tax increase" and new inflationary pressures does not bode well for equities. Adding to uncertainty in the economy, the declining Euro has been a depressant on U.S. capital markets from sensitivity to corporate earnings that come from overseas.

Through the third quarter of 2000, corporate profits continued to be strong, and productivity gains continued to drive the economy higher despite labor shortages and higher real wages. However, as the fourth quarter is unfolding, we are seeing demonstrable evidence of slowing growth. The unanswered question is whether growth will simply decelerate into a soft landing or whether the economy will experience a hard and unpleasant downturn. While we expect the former, we are also prepared for the latter. Based on our value style, Valenzuela Capital is well positioned to weather market squalls and perform well into the future.

                                             Thomas M. Valenzuela
                                             Chairman

PORTFOLIO COMMENTARY
Val Cap Mid Cap Fund

The Fund has had exceptionally strong performance in its first year, returning 54.6% as compared to 13.0% for the Russell Midcap Value Index, its style benchmark. The Standard & Poor's 500 Index, representing the overall U.S. equity markets, returned 13.3% for the same period. The Fund's performance was increased by its investments in IPOs (initial public offerings), which have a magnified investment performance effect during the periods when the Fund has a small asset base. Even without including the returns attributable to IPOs, the Fund's return was approximately 38%, still outperforming the Fund's benchmark. We are pleased that the Fund was able to participate in these offerings, but as the Fund grows, the impact of investments in IPOs on the Fund's performance will most likely lessen.

Stock selection in the Fund was very good, especially in Health Care and Financials. During the second half, we increased exposure to the Health Care sector as we have concluded that many of last year's fundamental and legislative problems have receded. Federal legislation in 2000 is increasing Medicare reimbursements to hospitals, reversing last year's trend. The investments in LifePoint Hospitals and Universal Health Services were the top two contributors to the Fund's performance. Increased focus was also placed on the Financial Services sector. We largely avoided conventional banks because of slowing loan growth and eroding credit quality. Our stock selection has concentrated on insurance companies, savings and loans and asset management companies, none of which have credit quality issues as worrying as banks. Winners in this group include ACE Limited, Everest Re Group, Hartford Financial Services, and Waddell & Reed Financial. The top investment pick in the Financial Services sector was U.S. Trust Corporation, which was acquired by Charles Schwab earlier in the year.

Technology was the top performing sector in the Russell Midcap Value Index. The Fund also had strong returns in Technology, despite the fact that some of the investment positions were affected by the uncertainty in the industry. Some companies announced profit warnings or cautioned about slowing sales, while others reported that business is still rosy. Tech is different, and the sector remains very volatile. However, the recent market corrections are creating opportunities for investments in this area, and we continue to look at those tech stocks that are selling at reasonable valuations with sound business prospects longer term. Without compromising our value-oriented investment philosophy, we are ensuring that the Fund's portfolio has appropriate exposure to this increasingly vital component of the U.S. economic infrastructure.

We trust that our disciplined investment process will continue to reward the Fund's shareholders.

                                             Thomas M. Valenzuela
                                             Portfolio Manager

                              VAL CAP MID CAP FUND

        Comparison of the Change in Value of a $10,000 Investment in the Val Cap Mid Cap Fund and the Russell Midcap Value Index

                               [GRAPHIC OMITTED]

                                 Valenzuela Mid      Russell Midcap
                                    Cap Fund          Value Index
                                    --------          -----------
                10/31/99             $10,000            $10,295
                11/30/99             $10,230            $10,107
                12/31/99             $10,730            $10,377
                 1/31/00             $12,010             $9,757
                 2/29/00             $12,790             $9,349
                 3/31/00             $13,610            $10,482
                 4/30/00             $13,850            $10,524
                 5/31/00             $14,280            $10,705
                 6/30/00             $14,180            $10,306
                 7/31/00             $14,210            $10,547
                 8/31/00             $15,190            $11,193
                 9/30/00             $15,460            $11,301

                          ---------------------------
                              Val Cap Mid Cap Fund
                          Average Annual Total Return

                                     1 Year
                                     54.60%
                          ---------------------------

           Past performance is not predictive of future performance.

PORTFOLIO COMMENTARY
Val Cap Small Cap Fund

The Fund has had exceptionally strong performance in its first year, returning 59.8% as compared to 15.4% for the Russell 2000 Value Index, its style benchmark. The Russell 2000 Index, representing overall small capitalization stocks in the U.S. equity markets, returned 23.4% for the same period. The Fund's performance was increased by its investments in IPOs (initial public offerings), which have a magnified investment performance effect during the periods when the Fund has a small asset base. Even without including the returns attributable to IPOs, the Fund's return was approximately 44%, still outperforming the Fund's benchmark. We are pleased that the Fund was able to participate in these offerings, but as the Fund grows, the impact of investments in IPOs on the Fund's performance will most likely lessen.

The Fund had exceptional performance in Health Care, Financials and Technology. The significant contribution of Health Care came from investments in Triad Hospitals, LifePoint Hospitals and Universal Health Services. The positive impact of Financials was largely attributable to our investments in the asset management and service companies such as Neuberger Berman and Investors Financial Services. The top performing stocks in the Fund were Technology, contributing nicely to performance. Caminus Corp., a software solutions provider, experienced increased sales of its risk management software to energy companies which will boost both the company's earnings and growth rates. Teltrend Inc., telecommunications and data communications products, was acquired by Westell Technologies. It is interesting to note that even eliminating the total technology return from the portfolio, the Fund still returned 38.4% in its first year.

Energy also produced solid returns for the Fund, led by Rowan Companies and Global Industries Ltd., oil services companies benefiting from the recovery in energy fundamentals. In addition, Santa Fe Snyder Corporation, an oil and natural gas producer, was acquired by Devon Energy Corporation.

As far as stocks that hurt performance, Airborne Freight Corporation was the poorest performing stock. Although our value investing approach led us to investing in Airborne, which was trading at less than book value, a competitive operating environment took hold. The company competes directly with FedEx and United Parcel Services. Also, sharply higher fuel costs during the year impacted earnings. The company is in the process of implementing strategic changes to enhance their services and reduce costs to remain competitive.

We continue to seek attractively valued smaller companies which will reward the Fund's shareholders.

                                             Lisa L. Parisi, CFA
                                             Portfolio Manager

                             VAL CAP SMALL CAP FUND

        Comparison of the Change in Value of a $10,000 Investment in the Val Cap Small Cap Fund and the Russell 2000 Value Index

                               [GRAPHIC OMITTED]

                                Valenzuela Small      Russell 2000
                                    Cap Fund          Value Index
                                    --------          -----------
                10/31/99             $10,000             $9,800
                11/30/99              $9,990             $9,851
                12/31/99             $10,870            $10,153
                 1/31/00             $12,030             $9,887
                 2/29/00             $12,840            $10,491
                 3/31/00             $13,390            $10,541
                 4/30/00             $13,230            $10,603
                 5/31/00             $13,160            $10,441
                 6/30/00             $14,320            $10,746
                 7/31/00             $13,970            $11,103
                 8/31/00             $15,860            $11,600
                 9/30/00             $15,980            $11,535

                          ----------------------------
                             Val Cap Small Cap Fund
                          Average Annual Total Return

                                     1 Year
                                     59.80%
                          ----------------------------

           Past performance is not predictive of future performance.

                            VALENZUELA CAPITAL TRUST
                      Statements of Assets and Liabilities
                               September 30, 2000

                                                              VAL CAP         VAL CAP
                                                              MID CAP        SMALL CAP
                                                                FUND            FUND
                                                            ------------    ------------
ASSETS

  Investments in securities at market value (identified
    cost $112,226 and $71,724, respectively) (Note 1)       $    137,580    $     83,320
  Dividends and interest receivable                                  120              31
  Receivable for securities sold                                  11,038          12,447
  Other assets                                                       142             127
                                                            ------------    ------------

      Total Assets                                               148,880          95,925
                                                            ------------    ------------

LIABILITIES

  Payable for securities purchased                                 1,711          16,049
                                                            ------------    ------------

    Total Liabilities                                              1,711          16,049
                                                            ------------    ------------

                                                            $    147,169    $     79,876
                                                            ============    ============
NET ASSETS

Net assets consist of:
  Paid-in capital                                           $    100,000    $     50,000
  Undistributed net investment income                              1,463             738
  Accumulated net realized gains from
    security transactions                                         20,352          17,542
  Net unrealized appreciation on investments                      25,354          11,596
                                                            ------------    ------------

                                                            $    147,169    $     79,876
                                                            ============    ============
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                       9,521           5,000
                                                            ============    ============
Net asset value, offering price and redemption
  price per share (Note 1)                                  $      15.46    $      15.98
                                                            ============    ============

                See accompanying notes to financial statements.

                            VALENZUELA CAPITAL TRUST
                            Statements of Operations
                        Period Ended September 30, 2000*

                                                             VAL CAP          VAL CAP
                                                             MID CAP         SMALL CAP
                                                               FUND             FUND
                                                           ------------     ------------
INVESTMENT INCOME
  Dividends                                                $        662     $        299
  Interest                                                          801              439
                                                           ------------     ------------
    Total Investment Income                                       1,463              738
                                                           ------------     ------------

EXPENSES
  Investment advisory fees (Note 3)                                 812              477
  Administration fees (Note 3)                                   17,875           17,875
  Fund accounting fees (Note 3)                                  17,000           17,000
  Shareholder services and transfer agent fees (Note 3)           6,448            6,448
  Registration and filing fees                                   28,547           28,547
  Custodian fees                                                 10,110           10,002
  Professional fees                                               6,500            6,500
  Insurance expense                                               4,825            4,825
  Trustee fees                                                    1,250            1,250
  Pricing fees                                                      851              922
  Postage and supplies                                              244              244
  Other expenses                                                  1,020            1,021
                                                           ------------     ------------
    Total Expenses                                               95,482           95,111
  Less fees waived and expenses reimbursed
    by the Adviser (Note 3)                                     (95,482)         (95,111)
                                                           ------------     ------------
    Net Expenses                                                     --               --
                                                           ------------     ------------

NET INVESTMENT INCOME                                             1,463              738
                                                           ------------     ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions                    20,352           17,542
Net change in unrealized appreciation/
  depreciation on investments                                    25,354           11,596
                                                           ------------     ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                 45,706           29,138
                                                           ------------     ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                 $     47,169     $     29,876
                                                           ============     ============

* From commencement of operations (October 2, 1999).

                 See accompanying notes to financial statements.

                            VALENZUELA CAPITAL TRUST
                       Statements of Changes in Net Assets
                        Period Ended September 30, 2000*

                                                      VAL CAP         VAL CAP
                                                      MID CAP        SMALL CAP
                                                        FUND            FUND
                                                    ------------    ------------
FROM OPERATIONS
  Net investment income                             $      1,463    $        738
  Net realized gains from securities transactions         20,352          17,542
  Net change in unrealized appreciation/
    depreciation on investments                           25,354          11,596
                                                    ------------    ------------
  Net increase in net assets from operations              47,169          29,876
                                                    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS

  Proceeds from shares sold                               50,000              --
  Payments for shares redeemed                                --              --
                                                    ------------    ------------
    Net increase in net assets from capital
      share transactions                                  50,000              --
                                                    ------------    ------------

TOTAL INCREASE IN NET ASSETS                              97,169          29,876

NET ASSETS
  Beginning of period                                     50,000          50,000
                                                    ------------    ------------
  End of period                                     $    147,169    $     79,876
                                                    ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME                 $      1,463    $        733
                                                    ============    ============

CAPITAL SHARE ACTIVITY
  Shares sold                                              4,521              --
  Shares redeemed                                             --              --
                                                    ------------    ------------
  Net increase in shares outstanding                       4,521              --
  Shares outstanding, beginning of period                  5,000           5,000
                                                    ------------    ------------
  Shares outstanding, end of period                        9,521           5,000
                                                    ============    ============

* From commencement of operations (October 2, 1999).

                 See accompanying notes to financial statements.

                            VALENZUELA CAPITAL TRUST
          Financial Highlights for the Period Ended September 30, 2000*
                    Selected Per Share Data and Ratios for a
                    Share Outstanding Throughout Each Period

                                                       VAL CAP        VAL CAP
                                                       MID CAP       SMALL CAP
                                                         FUND           FUND
                                                      ----------   ------------
PER SHARE DATA

Net asset value at beginning of period                $    10.00     $    10.00

Income from investment operations:
  Net investment income                                     0.15           0.15
  Net realized and unrealized gains on investments          5.31           5.83
                                                      ----------     ----------
  Total from investment operations                          5.46           5.98
                                                      ----------     ----------

Net asset value at end of period                      $    15.46     $    15.98
                                                      ==========     ==========

TOTAL RETURN                                              54.60%         59.80%
                                                      ==========     ==========

RATIOS/SUPPLEMENTAL DATA
Net assets at end of period                           $  147,169     $   79,876
                                                      ==========     ==========

Ratio of expenses to average net assets:
  Before expense reimbursement and waived fees            89.12%        151.02%
  After expense reimbursement and waived fees              0.00%          0.00%

Ratio of net investment income to average net assets
  Before expense reimbursement and waived fees           (87.75)%      (149.85)%
  After expense reimbursement and waived fees              1.37%          1.17%

Portfolio turnover rate                                     272%           210%

* From commencement of operations (October 2, 1999).

                See accompanying notes to financial statements.

                 VALENZUELA CAPITAL TRUST - VAL CAP MID CAP FUND
                        Schedule of Portfolio Investments
                               September 30, 2000

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                         ------------
               COMMON STOCKS -  86.1%
               CAPITAL GOODS - 13.5%
        40     Alliant Techsystems, Inc. (a)                       $      3,285
        85     Avery Dennison Corp.                                       3,942
       105     B.F. Goodrich Company                                      4,115
       100     Precision Castparts Corp.                                  3,838
       570     Titanium Metals Corp. (a)                                  4,667
                                                                   ------------
                                                                         19,847
                                                                   ------------
               CONSUMER CYCLICALS - 6.0%
       370     Consolidated Stores Corp. (a)                              4,995
       200     Reebok International, Ltd. (a)                             3,762
                                                                   ------------
                                                                          8,757
                                                                   ------------
               CONSUMER STAPLES - 9.1%
        60     Cardinal Health, Inc.                                      5,292
       135     McKesson HBOC, Inc.                                        4,126
        50     The Quaker Oats Company                                    3,956
                                                                   ------------
                                                                         13,374
                                                                   ------------
               ENERGY - 3.3%
       315     Ocean Energy, Inc. (a)                                     4,863
                                                                   ------------

               FINANCIAL SERVICES - 29.3%
       130     ACE Ltd.                                                   5,103
       195     Dime Bancorp, Inc.                                         4,205
        90     Everest Re Group Ltd.                                      4,455
        75     Golden West Financial Corp.                                4,022
        60     Hartford Financial Services Group, Inc.                    4,376
       140     John Hancock Financial Services, Inc. (a)                  3,762
        75     PNC Financial Services Group, Inc.                         4,875
        75     T. Rowe Price Associates, Inc.                             3,520
       130     Waddell & Reed Financial, Inc. - Class A                   4,030
       120     Washington Mutual, Inc.                                    4,778
                                                                   ------------
                                                                         43,126
                                                                   ------------
               HEALTH CARE - 15.8%
       300     Apria Healthcare Group, Inc. (a)                           4,181
       210     LifePoint Hospitals, Inc. (a)                              7,455
       315     Omnicare, Inc.                                             5,079
        76     Universal Health Services, Inc. - Class B (a)              6,507
                                                                   ------------
                                                                         23,222
                                                                   ------------

                See accompanying notes to financial statements.

                 VALENZUELA CAPITAL TRUST - VAL CAP MID CAP FUND
                  Schedule of Portfolio Investments (Continued)
                               September 30, 2000

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                         ------------
               TECHNOLOGY - 3.6%
       125     Adaptec, Inc. (a)                                   $      2,500
        95     Cabletron Systems, Inc. (a)                                2,791
                                                                   ------------
                                                                          5,291
                                                                   ------------
               TRANSPORTATION - 5.5%
       315     Fritz Companies, Inc. (a)                                  3,780
       185     Southwest Airlines Company                                 4,486
                                                                   ------------
                                                                          8,266
                                                                   ------------

               TOTAL COMMON STOCKS - 86.1% (COST $101,392)         $    126,746
                                                                   ------------

FACE AMOUNT
------------
               SHORT TERM MONEY MARKET SECURITIES - 7.4%
$   10,834     The Bank of New York Cash Reserve
                 (Cost $10,834)                                    $     10,834
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE - 93.5% (COST $112,226)  $    137,580

               OTHER ASSETS IN EXCESS OF LIABILITIES - 6.5%               9,589
                                                                   ------------

               NET ASSETS - 100.0%                                 $    147,169
                                                                   ============

(a)  Non-income producing security.

                See accompanying notes to financial statements.

                VALENZUELA CAPITAL TRUST - VAL CAP SMALL CAP FUND
                        Schedule of Portfolio Investments
                               September 30, 2000

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                         ------------
               COMMON STOCKS - 97.7%
               BASIC INDUSTRY - 2.0%
        50     Cytec Industries, Inc. (a)                          $      1,672
                                                                   ------------

               CAPITAL GOODS - 12.1%
        70     Herley Industries, Inc. (a)                                1,588
       160     Hexcel Corp. (a)                                           2,140
        36     KEMET Corp. (a)                                              995
        80     Precision Castparts Corp.                                  3,070
       225     Titanium Metals Corp. (a)                                  1,842
                                                                   ------------
                                                                          9,635
                                                                   ------------

               CONSUMER CYCLICALS - 14.9%
       190     Consolidated Stores Corp. (a)                              2,565
        48     Houghton Mifflin Company                                   1,884
        65     Lancaster Colony Corp.                                     1,597
       113     Reebok International, Ltd. (a)                             2,126
        25     Scholastic Corp. (a)                                       1,989
        50     Toll Brothers, Inc. (a)                                    1,719
                                                                   ------------
                                                                         11,880
                                                                   ------------

               CONSUMER STAPLES - 2.1%
       111     Owens & Minor, Inc.                                        1,748
                                                                   ------------

               ENERGY - 11.4%
        90     Cabot Oil & Gas Corp. - Class A                            1,834
       160     Global Industries, Ltd. (a)                                2,000
        43     Noble Affiliates, Inc.                                     1,596
       142     Ocean Energy, Inc. (a)                                     2,192
        85     Offshore Logistics (a)                                     1,519
                                                                   ------------
                                                                          9,141
                                                                   ------------

               FINANCIAL SERVICES - 18.7%
        40     Downey Financial Corp.                                     1,580
        52     Everest Re Group Ltd.                                      2,574
        90     First American Corp.                                       1,879
        90     FirstFed Financial Corp. (a)                               2,070
        45     Hilb, Rogal & Hamilton Co.                                 1,876
        53     Jeffries Group, Inc.                                       1,424
        40     StanCorp Financial Group                                   1,710
       205     Wit Soundview Group, Inc. (a)                              1,845
                                                                   ------------
                                                                         14,958
                                                                   ------------

                See accompanying notes to financial statements.

                VALENZUELA CAPITAL TRUST - VAL CAP SMALL CAP FUND
                  Schedule of Portfolio Investments (Continued)
                               September 30, 2000

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                         ------------
               HEALTH CARE - 17.6%
       138     Apria Healthcare Group, Inc. (a)                    $      1,923
       101     LifePoint Hospitals, Inc. (a)                              3,586
       210     Omnicare, Inc.                                             3,386
        87     Triad Hospitals, Inc. (a)                                  2,556
        30     Universal Health Services, Inc. - Class B (a)              2,569
                                                                   ------------
                                                                         14,020
                                                                   ------------

               TECHNOLOGY - 12.7%
        28     Advanced Energy Industries, Inc. (a)                         924
        50     Caminus Corp. (a)                                          1,988
        65     New Era of Networks, Inc. (a)                              1,581
       153     Objective Systems Integrators, Inc. (a)                    1,329
       180     Pinnacle Systems, Inc. (a)                                 2,025
       180     Take Two Interactive Software (a)                          2,261
                                                                   ------------
                                                                         10,108
                                                                   ------------

               TRANSPORTATION - 6.2%
       125     Airborne Freight Corp.                                     1,273
        49     Forward Air Corp. (a)                                      1,724
       160     Fritz Companies, Inc. (a)                                  1,920
                                                                   ------------
                                                                          4,917
                                                                   ------------

               TOTAL COMMON STOCKS - 97.7% (COST $66,483)          $     78,079
                                                                   ------------

FACE AMOUNT
-----------
               SHORT TERM MONEY MARKET SECURITIES - 6.6%

$    5,241     The Bank of New York Cash Reserve
                 (Cost $5,241)                                     $      5,241
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE - 104.3% (COST $71,724)  $     83,320

               LIABILITIES IN EXCESS OF OTHER ASSETS - (4.3%)            (3,444)
                                                                   ------------

               NET ASSETS - 100.0%                                 $     79,876
                                                                   ============

(a)  Non-income producing security.

                See accompanying notes to financial statements.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Valenzuela Capital Trust (the "Trust") was organized as a Delaware business trust on June 22, 1999. The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust consists of two series, the Val Cap Mid Cap Fund ("Mid Cap") and the Val Cap Small Cap Fund ("Small Cap") (collectively, the "Funds" and each individually, a "Fund"). The Trust is authorized to issue an unlimited number of shares.

     As part of the Trust's organization, each Fund issued in a private placement 5,000 shares of beneficial interest to Valenzuela Capital Partners LLC, (the "Adviser") at $10.00 a share on October 1, 1999. Additionally, the Mid Cap Fund, in a secondary private placement, issued 4,521 shares of beneficial interest to a principal of the Adviser at $11.06 a share on January 17, 2000. The Trust has not yet commenced a public offering of its shares.

     The Mid Cap Fund's investment objective is capital appreciation primarily through investments in common stocks of mid-capitalization companies. The Fund will seek to achieve this objective by investing primarily in the common stock of mid-cap U.S. companies with market capitalization from $1.5 billion to $10 billion.

     The Small Cap Fund's investment objective is capital appreciation primarily through investments in common stocks of small-capitalization companies. The Fund will seek to achieve this objective by investing primarily in the common stock of small-cap U.S. companies with market capitalization less than $1.5 billion.

     SECURITIES VALUATION - The Funds' portfolio securities are valued as of the close of regular trading of the New York Stock exchange, normally 4:00 p.m., Eastern time, on days the Exchange is open. The Funds' securities are generally valued at current market prices. If market quotations are not readily available, prices are based on a fair value estimate, determined in accordance with methods approved by the Funds' Board of Trustees.

     SHARE VALUATION - The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

     INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Funds. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

     ORGANIZATION EXPENSES - All costs incurred by the Trust in connection with the organization of the Funds and the initial public offering of shares of the Funds, principally professional fees and printing, have been reimbursed by the Adviser and are subject to recovery by the Adviser pursuant to the Expense Limitation Agreement (See Note 3).

     SECURITY  TRANSACTIONS - Security  transactions  are accounted for on trade
     date.   The  cost  of   securities   sold  is   determined  on  a  specific
     identification basis.

     ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

     FEDERAL INCOME TAX - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Funds so qualify and distribute at least 90% of their taxable net income, the Funds (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provisions for income taxes have been made. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000

2.   INVESTMENTS

     During the period ended September 30, 2000, the cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $332,391 and $252,651, respectively, for the Mid Cap Fund and $164,559 and $116,287, respectively, for the Small Cap Fund.

     For federal income tax purposes, the cost of portfolio investments amounted to $112,226 in the Mid Cap Fund and $71,724 in the Small Cap Fund at September 30, 2000. The composition of unrealized appreciation (the excess of market value over tax cost) and unrealized depreciation (the excess of tax cost over market value) was as follows:

                                             Mid Cap Fund         Small Cap Fund
                                             ------------         --------------
Gross unrealized appreciation                $     28,472          $     16,311
Gross unrealized depreciation                      (3,118)               (4,715)
                                             ------------          ------------
Net unrealized appreciation                  $     25,354          $     11,596
                                             ============          ============

3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Certain Trustees and officers of the Trust are affiliated with the Adviser or Ultimus Fund Solutions, LLC (the "Administrator"). Such persons are not paid directly by the Trust for serving in those capacities.

     INVESTMENT ADVISORY AGREEMENT
     Under the terms of an investment advisory agreement between the Trust and the Adviser, the Adviser is entitled to receive fees based on a percentage of the daily average net assets of each Fund. Each Fund pays the Adviser an annual rate of 0.75% of its average daily net assets.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000

3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     Pursuant to the Expense Limitation Agreement, the Adviser has contractually agreed to waive a portion of its advisory fees and if necessary reimburse each Fund's organizational and operational expenses so that each of the Fund's net expenses do not exceed 1.45% of average daily net assets (the "Expense Cap") until October 1, 2002. For the period ended September 30, 2000, the Adviser agreed to waive its entire advisory fee and pay all of the operating expenses of each of the Funds. If at any point during the period prior to October 1, 2002, the operational expenses of the Funds fall below the Expense Cap, the Adviser may recoup fees previously waived or reimbursed so long as the amount of the recouped fees does not 1) cause the Funds' aggregate expenses on an annualized basis to exceed the Expense Cap, and 2) exceed the fees previously waived or reimbursed by the Adviser prior to October 1, 2002. The agreement provides that no such payments shall be made to the Adviser after October 1, 2004. As of September 30, 2000, the amount of waived fees and reimbursed expenses (which includes $100,000 of organization cost for each Fund) that may be recouped by the Adviser in the future, pursuant to this agreement, was $195,482 for the Mid Cap Fund and $195,111 for the Small Cap Fund.

     ADMINISTRATION AGREEMENT
     Under the terms of an Administration Agreement in effect since January 14, 2000, the Administrator supplies executive, administrative and regulatory services to the Funds, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

     For these services, the Administrator receives a monthly fee from the Funds at an annual rate of .15% on its average daily net assets up to $50 million; .125% on the next $50 million of such assets; .10% on the next $150 million of such assets; .075% on the next $250 million of such assets; and .05% of such net assets in excess of $500 million, subject to a minimum monthly fee of $3,000 for each Fund. During the period prior to which the Funds are publicly offered for sale, the Administrator has agreed to be compensated at a rate of $750 per month per Fund. Accordingly, during the period ended September 30, 2000, the Administrator was paid $6,375 with respect to each Fund.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000

3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     FUND ACCOUNTING AGREEMENT
     Under the terms of a Fund Accounting Agreement between the Trust and the Administrator in effect since January 14, 2000, the Administrator calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, the Administrator receives from each Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million. During the period prior to which the Funds are publicly offered for sale, the Administrator has agreed to be compensated at a rate of $2,000 per month per Fund, with no additional asset-based fee. Accordingly, during the period ended September 30, 2000, the Administrator was paid $17,000 with respect to each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by the Administrator in obtaining valuations of such Fund's portfolio securities.

     TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
     Pursuant to the terms of a Transfer Agent and Shareholder Servicing Agreement between the Trust and Unified Fund Services, Inc. ("Unified"), Unified maintains shareholder records for each of the Fund's shareholders of record, processes shareholder purchase and redemption orders, processes transfers and exchanges of shares of the Funds on the shareholder files and records, processes dividend payments and reinvestments and assists in the mailing of shareholder reports and proxy solicitation materials. For these services, Unified receives from each Fund a base fee of $18,000 per year, plus $18 per active account per year, except that during any period in which there are 20 or less active accounts in a Fund, the base fee shall be a fixed monthly fee of $1,250 per Fund. Additionally, until such time as a Fund is publicly offered for sale, but no later than April 30, 2000, the base fee shall be a fixed monthly of $600 per Fund. Accordingly, during the period ended September 30, 2000, Unified was paid $6,448 with respect to each Fund.

     PRIOR SERVICE AGREEMENT
     Prior to January 14, 2000, administrative services, fund accounting services and transfer agent services were provided to the Funds by BISYS Fund Services Ohio, Inc. ("BISYS"). Pursuant to the terms of a Service Agreement with the Funds, BISYS received a fee from the Funds of $11,500 with respect to each Fund.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000

4.   SHAREHOLDER SERVICING PLAN

     The Funds have adopted a Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each Fund may incur certain costs related to the servicing of shareholder accounts, generally not to exceed 0.25% of the average daily net assets of each respective Fund. During the period ended September 30, 2000, the Funds incurred no such expenses under the Plan.

--------------------------------------------------------------------------------

CHANGE IN INDEPENDENT AUDITOR

On September 13, 2000, Ernst & Young LLP (Ernst & Young) resigned as independent auditor of the Trust. Arthur Andersen LLP (Arthur Andersen) was selected as the Trust's independent auditor. The Trust's selection of Arthur Andersen as its independent auditor was recommended by the Trust's audit committee and was approved by the Trust's Board of Trustees.

The report on the financial statements audited by Ernst & Young as of October 1, 1999 for the Trust did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Trust and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its report on such financial statements.